UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026 (April 24, 2026)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip Code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.07 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 24, 2026, ArcBest Corporation (the “Company”) held its 2026 annual meeting of stockholders, at which meeting the following five proposals were voted on by stockholders:

(i)	the election of directors to the Company’s Board of Directors (the “Board”) until the 2027 annual stockholders meeting;
(ii)	the annual advisory vote on the compensation of the Company’s Named Executive Officers;
(iii)	the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026;
(iv)	the reincorporation of the Company to the State of Texas by conversion; and
(v)	shareholder proposal to approve GHG emissions reduction targets.

The results of the stockholders’ votes are reported below.

Proposal I: The following directors were elected by the indicated vote:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Salvatore A. Abbate	20,639,932	221,422	22,095	675,343
Thom S. Albrecht	20,844,938	22,220	16,291	675,343
Ann G. Bordelon	20,845,412	18,126	19,911	675,343
Eduardo F. Conrado	20,739,382	117,680	26,387	675,343
Bobby K. George	20,849,615	17,264	16,570	675,343
Michael P. Hogan	20,554,454	312,285	16,710	675,343
Judy R. McReynolds	20,705,319	161,278	16,852	675,343
Seth K. Runser	20,849,521	18,282	15,646	675,343
Janice E. Stipp	20,768,801	97,547	17,101	675,343
Chris T. Sultemeier	20,843,964	19,521	19,964	675,343

Proposal II: The annual advisory vote on the compensation of the Company’s Named Executive Officers was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,392,583	475,679	15,187	675,343

Proposal III: The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
21,526,417	18,739	13,636

Proposal IV: The reincorporation of the Company from the State of Delaware to the State of Texas by conversion (the "Conversion") was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,944,420	6,921,119	17,910	675,343

The company anticipates that the Conversion will become effective on or about May 15, 2026.

Proposal V: The shareholder proposal to approve GHG emissions reduction targets was not approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,212,512	14,468,659	202,278	675,343

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se
ARCBEST CORPORATION

(Registrant)

Date:	April 24, 2026	/s/ J. Brent Hagy
J. Brent Hagy
Chief Legal Officer and Corporate Secretary